UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  August 11, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     On August 11, 2005, C&D announced the appointment of James D. Dee, Esquire as its Vice President, General Counsel and Corporate Secretary, replacing Linda
R. Hansen, Esquire, whose August 31, 2005, retirement was announced earlier this year. Mr. Dee will also serve as the Company's Corporate Compliance Officer. Mr. Dee will be paid a base salary of $250,000 and will have a target bonus under the Management Incentive Compensation Plan of 35% of his base salary. The Compensation Committee approved, effective the first date of Mr. Dee's employment, the grant to Mr. Dee of options to purchase 15,000 shares of C&D Common Stock, which options vest upon grant. Mr. Dee will also be entitled to participate in C&D's various health and welfare plans. Mr. Dee's first date of employment will be on or about September 6, 2005.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1                Press release issued by C&D Technologies, Inc.
                            (the "Company") dated August 11, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  August 11, 2005                    By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated August 11, 2005, issued by the Company.